The BFC - Levitt Transaction Highlights and Benefits January 31, 2007

Additional Information and Where to Find it BFC and Levitt intend to file a definitive joint proxy statement/prospectus and related materials concerning the transaction described herein and furnish the definitive joint proxy statement/prospectus to their respective shareholders. Shareholders of BFC and Levitt are advised to read the joint proxy statement/prospectus when it is finalized and distributed, because it will contain important information. Shareholders of BFC and Levitt will be able to obtain a free-of-charge copy of the joint proxy statement/prospectus and other relevant documents (when available) filed with the SEC from the SEC's web site at http://www.sec.gov. Shareholders of BFC and Levitt will also be able to obtain a free-of-charge copy of the proxy statement/prospectus and other relevant documents (when available) by directing a request by mail to the Corporate Secretary at 2100 West Cypress Creek Road, Fort Lauderdale, FL 33309, or by calling (954) 940-4900. Participants in the Solicitation BFC, Levitt and certain of their directors and officers may, under the rules of the SEC, be deemed to be "participants" in the solicitation of proxies from shareholders in connection with the proposed transaction. Information concerning the interests of the persons who may be considered "participants" in the solicitation will be set forth in the joint proxy statement/prospectus relating to the proposed transaction. Additional information concerning BFC's and Levitt's directors and executive officers is set forth in their respective proxy statement and annual reports on Form 10-K (including any amendments thereto), previously filed with the SEC. Except for historical information contained herein, the matters discussed in this document contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that involve substantial risks and uncertainties. When used in this document the words "anticipate," "believe," "estimate," "may," "intend," "expect" and similar expressions identify certain of such forward-looking statements. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. The reader should also be cautioned that current value of investment calculations are based solely on BFC's internal unaudited calculations and, in part, on current stock market values, estimates, comparable company analyses and other factors and may not reflect the actual value that could be realized if those investments were sold and may not reflect the value of those investments in the future. These forward-looking statements are based largely on the expectations of BFC and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond BFC's control, including that the transaction may not be consummated as contemplated or at all; that the value of the BFC Class A Common Stock may decline either before or after completion of the transaction; that the premium received by Levitt shareholders may decline; that the value of BFC's other major investments may decline; that risks exist related to the timing and extent of any homebuilding recovery; that the benefits of the transaction to either BFC, Levitt, or both may not be achieved; and that BFC may not be able to access financial resources on attractive terms or at all. The reader should not place undue reliance on any forward-looking statement, which speaks only as of the date made. In addition to the risks and factors identified above and elsewhere in this document, reference is also made to other risk factors and cautionary statements detailed in reports filed by BFC, BankAtlantic Bancorp, Levitt Corporation and Benihana with the Securities and Exchange Commission regarding risks and uncertainties relating to each of their respective businesses and operations. The foregoing factors are not all inclusive. Additional Note The description of the merger contained herein is qualified in its entirety by reference to the Merger Agreement dated January 30, 2007 a copy of which was filed as an exhibit to BFC's Report on Form 8-K filed with the Securities and Exchange Commission on January 31, 2007. Forward Looking Statements PLEASE READ CAREFULLY

Table of Contents Summary of Key Transaction Terms BFC Overview Levitt Overview Strategic Benefits for Levitt and its Shareholders Levitt Shareholders Will Receive a 32% Premium Fair Consideration to Levitt Shareholders Transaction Strengthens Levitt's Financial Position Strategic Benefits for BFC Transaction Summary

A tax free stock-for-stock merger of BFC Financial Corporation ("BFC" - NYSE Arca: BFF) with Levitt Corporation ("Levitt" - NYSE: LEV), whereby Levitt becomes a wholly-owned subsidiary of BFC Aggregate transaction value for Levitt of approximately $286 million or $14.41 per Levitt share1, which represents a premium of approximately 32% Each Levitt shareholder to receive a fixed exchange ratio of 2.27 shares of BFC Class A Common Stock2 for each share of Levitt Class A Common Stock All of Levitt's directors to join BFC's Board of Directors Expected to close in the second quarter of 2007 Requires shareholders approval by both BFC shareholders and Levitt shareholders of Class A Common Stock Requires separate approval by the holders of a majority of Levitt's Class A Common Stock voting on the transaction, not including BFC and certain other shareholders In addition to customary termination provisions, a double trigger walkaway provision gives Levitt the right to terminate the transaction if both of the following two conditions are met: BFC Class A Common Stock price declines by more than 30% from starting price3 and; BankAtlantic Bancorp, Inc. (the other large component of BFC's holdings) Class A Common Stock price also declines by more than 30% from starting price3 BFC has the right, but not the obligation, to cure if both conditions are triggered by increasing the exchange ratio 1 Based on 19,828,055 Levitt shares outstanding and the BFC closing stock price of $6.35 per share 2 BFC has two classes of stock. The Class A Common Stock (28,714,446 shares outstanding) possesses in the aggregate 22% of the total voting power of all BFC's common stock and the Class B Common Stock (7,132,088 shares outstanding) possess in the aggregate the remaining 78% of the total voting power. BFC directors and executives own approximately 89.0% of the Class B Common Stock 3 Measured using the closing stock price on January 30, 2007 Note: Market data as of January 30, 2007 Summary of Key Transaction Terms

BFC Overview 1 1 On January 10, 2007 BankAtlantic announced that it had entered into an agreement to sell Ryan Beck to Stifel Financial BFC invests in and acquires diverse operating businesses BFC currently holds a minority economic interest in Levitt of approximately 17% BFC's other major holdings include interests in BankAtlantic Bancorp and Benihana, Inc.

100% Ownership 31% Ownership 100% Ownership Levitt Overview Levitt and predecessors have been in business since 1929 Levitt's primary homebuilding subsidiary is the venerable Levitt & Sons 77 year storied history in the homebuilding business, including the post-World War II development of the famous Levittowns in New York, New Jersey and Pennsylvania Since 1999, Levitt has grown homebuilding communities from 3 in Florida to more than 20 communities in 4 states in 2006 Specializes in development of active adult communities, thus tapping into powerful demographic trends Levitt's land development subsidiary is Core Communities Core is one of the leading master-planned community developers in the country Core's two current major developments in Florida and South Carolina combined comprise 13,600 acres and ultimately expected to feature over 27,000 residences and 10 million square feet of commercial space Bluegreen Corporation (NYSE: BXG) is a publicly traded company engaged in the acquisition, development, marketing, and sale of vacation ownership interests as well as residential homesites located around golf courses and other amenities

Represents a 32% premium to market value on January 30, 2007 Receive BFC Class A Common Stock in a tax-free transaction that is intended to provide current Levitt holders the opportunity to participate in the future homebuilding industry recovery as part of a diverse, high-quality portfolio of assets and investments Combined company will have a pro forma market capitalization of $466 million compared to Levitt stand-alone market capitalization of $216 million1 Limited business integration risks given preexisting relationships between the companies, including management commonality and BFC's long-term investment in Levitt BFC has no outstanding debt at the holding company level and provides additional access to financial resources Strategic Benefits for Levitt and its Shareholders 1 Based on 19,828,055 Levitt shares outstanding Note: Market data as of January 30, 2007 Levitt 0.63 BFC Parent Only 0 Debt / Total Capital

Levitt Shareholders Will Receive a 32% Premium LEV Stock Price 7/31/2006 11.14 8/1/2006 11.15 8/2/2006 11.07 8/3/2006 10.55 8/4/2006 10.45 8/7/2006 10.36 8/8/2006 10.03 8/9/2006 9.78 8/10/2006 9.94 8/11/2006 9.6 8/14/2006 9.51 8/15/2006 9.72 8/16/2006 11.03 8/17/2006 11.77 8/18/2006 11.41 8/21/2006 11.37 8/22/2006 11.32 8/23/2006 10.86 8/24/2006 11.05 8/25/2006 11.06 8/28/2006 11.48 8/29/2006 11.7 8/30/2006 12.21 8/31/2006 12.37 9/1/2006 12.39 9/5/2006 11.94 9/6/2006 11.31 9/7/2006 11.43 9/8/2006 11.57 9/11/2006 12.22 9/12/2006 12.7 9/13/2006 12.54 9/14/2006 12.3 9/15/2006 12.35 9/18/2006 12.15 9/19/2006 11.82 9/20/2006 11.46 9/21/2006 11.54 9/22/2006 11.76 9/25/2006 11.85 9/26/2006 11.7 9/27/2006 11.77 9/28/2006 11.81 9/29/2006 11.76 10/2/2006 11.81 10/3/2006 11.81 10/4/2006 12.31 10/5/2006 12.33 10/6/2006 12.17 10/9/2006 12.47 10/10/2006 12.64 10/11/2006 12.69 10/12/2006 12.81 10/13/2006 12.87 10/16/2006 13.23 10/17/2006 12.81 10/18/2006 12.59 10/19/2006 12.42 10/20/2006 12.73 10/23/2006 12.91 10/24/2006 12.95 10/25/2006 13.2 10/26/2006 13.3 10/27/2006 13.12 10/30/2006 12.99 10/31/2006 12.87 11/1/2006 12.79 11/2/2006 12.65 11/3/2006 12.36 11/6/2006 12.15 11/7/2006 11.7 11/8/2006 13.13 11/9/2006 12.63 11/10/2006 13.21 11/13/2006 12.61 11/14/2006 12.7 11/15/2006 12.18 11/16/2006 12.81 11/17/2006 12.48 11/20/2006 12.23 11/21/2006 12.14 11/22/2006 12.16 11/24/2006 12.14 11/27/2006 11.81 11/28/2006 11.94 11/29/2006 11.8 11/30/2006 12.46 12/1/2006 12.64 12/4/2006 12.62 12/5/2006 12.9 12/6/2006 13.18 12/7/2006 13.12 12/8/2006 12.95 12/11/2006 12.72 12/12/2006 12.32 12/13/2006 12.66 12/14/2006 12.67 12/15/2006 12.62 12/18/2006 12.43 Note: Market data as of January 30, 2007 Source: FactSet Current Price = $10.88 Offer Price = $14.41 6-Month Low = $9.51 Merger consideration reflects a premium of: 32% to the current market price 52% to the 6-month low 6-Month High = $13.30 BFC's offer reflects a premium of: 21% to the 6-month average 8% to the 6-month high 6-Month Average = $11.92 Levitt Stock Price

Fair Consideration to Levitt Shareholders 1 Analysis assumes 19,828,055 shares outstanding at Levitt 2 BFC presently owns 3,293,274 shares of Levitt Source: FactSet, Company Reports Note: Market data as of January 30, 2007. Financial data as of September 30, 2006

Pre-Transaction: Levitt Stand-alone Debt to total capital ratio of 63% vs. 44% for other publicly traded homebuilders1 Homebuilding industry in the midst of a significant downturn Levitt's earnings down significantly Post Transaction: BFC Additional borrowing capacity No outstanding debt at Parent Company Pro forma equity of $418 million and a market capitalization of $466 million Transaction Strengthens Levitt's Financial Position 1 Comparable homebuilding companies include the following: Beazer Homes (BZH), Centex (CTX), DR Horton (DHI), Hovnanian Enterprises (HOV), KB Home (KBH), Lennar (LEN), MDC Holdings (MDC), M/I Homes (MHO), NVR (NVR), Pulte (PHM), Ryland (RYL), Standard Pacific (SPF), Toll Brothers (TOL), WCI Communities (WCI) Source: Company Reports Levitt 0.63 Average of Comparable Homebuilding Companies 0.44 Debt / Total Capital 2001 7.5 2002 19.5 2003 26.8 2004 57.4 2005 54.9 9 Mos. Ended 9/30/05 46.6 9 Mos. Ended 9/30/06 1.6 Consolidated Net Income at Levitt

Recognize a favorable pro forma impact Realize 73% tangible book value accretion from $2.61 to $4.52 per share and 14% book value accretion from $4.95 to $5.67 per share Increase public float from 16.4 million shares to 53.9 million shares Increase market capitalization from $228 million to $466 million Eliminate double taxation Strategic Benefits for BFC Pre-Transaction Value of BFC's 3 Major Holdings Total Value = $243 million Post-Transaction Value of BFC's 3 Major Holdings1 Total Value = $493 million 1Market value of BankAtlantic, Benihana and the transaction value for Levitt Note: Market data as of January 30, 2007. Financial data as of September 30, 2006 Source: FactSet, Company Reports

32% market premium for Levitt shareholders Levitt shareholders able to participate in future homebuilding recovery Strong financial platform for Levitt during homebuilding industry downturn As of September 30, 2006 the total equity at BFC increases from $177 million to $416 million on a pro forma basis Note: Market data as of January 30, 2007 Transaction Summary